UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2013

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

001-33628

(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM
1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 441-295-2244

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.  Other Information

Energy XXI Gulf Coast, Inc (the “Issuer”), a wholly-owned subsidiary of Energy XXI (Bermuda) Limited (the “Company”), issued $750,000,000 of its 9.25% Senior Notes due 2017 on December 17, 2010, and issued $250,000,000 of its 7.75% Senior Notes due 2019 on February 25, 2011 (collectively, the “Notes”), both in private placement transactions. Pursuant to the terms of the indentures governing the Notes, the Company is required to file the Issuer’s unaudited quarterly and audited annual financial statements with the Securities and Exchange Commission. Pursuant to this requirement, attached to this Current Report on Form 8-K as Exhibit 99.1 is the Issuer’s audited financial statements as of and for the years ended June 30, 2013 and 2012, which financial statements are incorporated by reference herein

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	ITEM

99.1	Energy XXI Gulf Coast, Inc., Consolidated Financial Statements, Years Ended June 30, 2013 and 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated: August 27, 2013	By	/s/ David West Griffin

Name: David West Griffin
Title: Chief Financial Officer

Exhibit Index

EXHIBIT NO.	ITEM

99.1	Energy XXI Gulf Coast, Inc., Consolidated Financial Statements, Years Ended June 30, 2013 and 2012